          As filed with the Securities and Exchange Commission on March 14, 2000
                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             JUNIPER NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                77-0422528
  (STATE OR OTHER JURISDICTION OF                  (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)               IDENTIFICATION NUMBER)

                               385 RAVENDALE DRIVE
                             MOUNTAIN VIEW, CA 94043
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

           JUNIPER NETWORKS, INC. AMENDED AND RESTATED 1996 STOCK PLAN
                        LAYER 5 1999 STOCK INCENTIVE PLAN
                            (FULL TITLE OF THE PLAN)


                                  LISA C. BERRY
                         VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
                               385 RAVENDALE DRIVE
                             MOUNTAIN VIEW, CA 94043
                                 (650) 526-8000
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)





                         CALCULATION OF REGISTRATION FEE

                                                         PROPOSED MAXIMUM   PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES     AMOUNT TO BE        OFFERING PRICE       AGGREGATE                AMOUNT OF
        TO BE REGISTERED               REGISTERED            PER SHARE       OFFERING PRICE         REGISTRATION FEE
        ----------------               ----------            ---------       --------------         ----------------
Common Stock, $0.00001 par
value per share, to be
issued under the Juniper
Networks, Inc. Amended and
Restated 1996 Stock Plan..........   7,796,889 shares    $270.2188(1)       $2,106,865,989.31(1)        $556,213

Common Stock, $0.00001 par
value per share,: to be
issued under the Layer 5
1999 Incentive Stock Plan.........      67,242 shares     $21.4367(2)           $1,441,446.58(2)            $381


(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on March 13, 2000.

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee based upon the price at which the options may be exercised.

This Registration Statement will become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

        The contents of the registrant's Registration Statement on Form S-8 (File No. 333-85387) are incorporated herein by reference.

PART II:       INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

        Juniper Networks, Inc. hereby incorporates by reference in this registration statement the following documents:

        1. Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 filed with the Securities and Exchange Commission on October 29,1999.

        2. Prospectus filed with the Securities and Exchange Commission on March 3, 2000 pursuant to Rule 424(b).

        All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment to this registration statement which indicates that all Securities offered hereby have been sold or which deregisters all Securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 8.   EXHIBITS

          EXHIBIT
           NUMBER                 DOCUMENTS
           ------                 ---------

             4.1     Layer 5 1999 Stock Incentive Plan

             5.1     Opinion of Lisa C. Berry, Vice President, General Counsel and Secretary

            23.1     Consent of Counsel (contained in Exhibit 5.1)

            23.2     Consent of Independent Auditors

            24.1     Power of Attorney (see page II-3)

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 13th day of March, 2000.

                                            JUNIPER NETWORKS, INC.
                                            By: /s/ MARCEL GANI
                                               ---------------------------------
                                                 Marcel Gani
                                                 Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marcel Gani and Lisa C. Berry, and each of them, as his or her attorney-in-fact, with full power of substitution in each, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

               SIGNATURE                                  TITLE                         DATE
               ---------                                  -----                         ----

/s/ SCOTT KRIENS                          President, Chief Executive Officer       March 13, 2000
-------------------------------------     and Chairman of the Board (Principal
Scott Kriens                              Executive Officer)


/s/ MARCEL GANI                           Chief Financial Officer (Principal       March 13, 2000
-------------------------------------     Financial and Accounting Officer)
Marcel Gani

/s/ PRADEEP SINDHU                        Chief Technical Officer and Vice         March 13, 2000
-------------------------------------     Chairman of Board
Pradeep Sindhu

/s/ WILLIAM R. HEARST III                 Director                                 March 13, 2000
-------------------------------------
William R. Hearst III

/s/ VINOD KHOSLA                          Director                                 March 13, 2000
-------------------------------------
Vinod Khosla

/s/ C. RICHARD KRAMLICH                   Director                                 March 13, 2000
-------------------------------------
C. Richard Kramlich

/s/ WILLIAM STENSRUD                      Director                                 March 13, 2000
-------------------------------------
William Stensrud

                             JUNIPER NETWORKS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                   DOCUMENTS
   ------                   ---------

     4.1      Layer 5 1999 Stock Incentive Plan

     5.1      Opinion of Lisa C. Berry, Vice President, General Counsel and Secretary

    23.1      Consent of Counsel (contained in Exhibit 5.1)

    23.2      Consent of Ernst & Young LLP

    24.1      Power of Attorney (see page II-3)